Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2024	Jun. 30, 2023
Income Taxes
Income Taxes

Note 11: Income Taxes

The effective tax rate was 50% for the nine months ended March 31,2024, compared to 27% for the same periods of 2023. State tax rates vary among states and average approximately 7.0% although some state rates are higher, and a small number of states do not impose an income tax.

For the nine months ended March 31, 2024, and 2023, the difference between the Company's effective tax rate and the federal statutory rate primarily resulted from state income taxes and two discrete items one time adjustments for out of measurement period Goodwill adjustment and distribution of Restricted Stock units.

Note 10: Income Taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s consolidated financial statements or tax returns as well as tax credits carry forward. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates. Valuation allowances are established as necessary to reduce deferred tax assets to an amount more likely than not to be realized.

The Company's policy on income statement classification of interest and penalties related to income tax obligations is to include such items as part of total interest expense and other expense, respectively. As of June 30, 2023, and 2022, the Company did not have any material uncertain tax positions and thus has not recognized any interest or penalties in these consolidated financial statements. The

Federal income tax return remains open for examination by the U.S. tax authorities for all years subsequent to 2019. In addition, due to the Florida tax examination, tax years 2008-2016 also remains open.

Domestic income (loss) before income taxes and details of the income tax expense (benefit) are as follows:

	Year Ended June 30
($ in thousands)	2023	2022
Income Tax (Benefit) Expense:
Current:
Federal	$(27)	$7,937
State	(860)	2,663
Total Current	$(887)	$10,600
Deferred:
Federal	(5,584)	(951)
State	(2,587)	(226)
Total Deferred	(8,171)	(1,177)
Income Tax (Benefit) Expense	$(9,058)	$9,423

The items accounting for the difference between income taxes computed at the U.S. federal statutory income tax rate and the income tax expense (benefit) at the effective tax rate for each of the years are as follows:

	Year Ended June 30
($ in thousands)	2023		2022
Federal Income Tax Provision at Statutory Rate	$(9,337)	(21)%	$7,484	21%
State Taxes, Net of Federal Benefits	(3,446)	(8)%	2,437	6%
Meals and Entertainment	—	0%	—	0%
Foreign Derived Intangible Income	—	0%	(618)	(2)%
Immaterial income tax out-of-period adjustment	2,914	7%	—	0%
Other	811	1%	120	1%
Income Tax (Benefit) Expense	$(9,058)	(21)%	$9,423	26%

Deferred income taxes reflect the net tax effects of temporary differences between the amount of assets and liabilities for accounting purposes and the amounts used for tax purposes.

The components of deferred taxes consist of the following (amounts in thousands):

	Year Ended	Year Ended
($in thousands)	June 30, 2023	June 30, 2022
Deferred Tax Assets:
Other Deferred Tax Assets (ICDISC)	$590	$583
Net Operating Losses	12,076	30
Bad Debt	42	39
Section 248 Organization Costs	1,285	—
Accruals Not Currently Deductible	1,343	—
Lease Liability	1,390	—
Total Deferred Tax Assets	16,726	652
Deferred Tax Liabilities:
Inventory	(946)	(324)
Accruals Not Currently Deductible	—	(792)
Prepaids	(1,426)	(1,004)
Property and Equipment	(3,871)	(1,399)
Operating Lease Assets	(1,244)	—
Goodwill/Intangibles	(6,340)	(2,404)
Total Deferred Tax Liabilities	(13,827)	(5,923)
Net Deferred Tax Asset (Liability)	$2,899	$(5,271)

As of June 30, 2023, 2022 and 2021, the Company had recorded no unrecognized tax benefits and, therefore, no accrued interest or penalties for unrecognized tax positions. In addition, the Company is under examination by the Florida tax authorities. These proceedings may lead to adjustments or proposed adjustments to their taxes or provisions for uncertain tax provisions. The Company believes that it would prevail under such examination and, accordingly, has not recorded a provision for uncertain tax positions.

The Company evaluates deferred tax assets each period for recoverability. The Company records a valuation allowance for assets that do not meet the threshold of “more likely than not” to be realized in the future. To make that determination, the Company evaluates the likelihood of realization based on the weight of all positive and negative evidence available. As of June 30, 2023 and 2022, The Company has not recorded a valuation allowance.

The Company will reevaluate this determination quarterly and record a tax expense if and when future evidence requires a valuation allowance.

As of June 30, 2023, the Company had federal net operating loss carryforwards ("NOLs") of $46.4 million and state NOLs of $40.1 million. Of these carryforwards, approximately $40.4 million will expire, if not utilized, in various years through 2043. The remaining carryforwards have no expiration.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses and certain credits in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses and certain credits may be limited as prescribed under.

The federal and state net operating loss and credit carryforwards may be subject to significant limitations under Sections 382 and 383 of the Internal Revenue Code (Code) and similar provisions of state law. These Code sections limit the federal net operating loss and credit carryforwards that may be used in any year in the event of an “ownership change.” A Section 382 “ownership change” generally occurs if one or more shareholders or groups of shareholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. The Company may experience one or more Section 382 “ownership changes”. If so, the Company may lose some or all of the tax benefits of its NOLs and tax credits.